                                                                 EXHIBIT (R)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.

RICHARD HOSKINS                 Director             April 28, 2014
--------------------
RICHARD HOSKINS

ALEXANDER R. BAUGH              Director             April 28, 2014
--------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                   Director             April 28, 2014
--------------------
JAMES BRACKEN

JOHN Q. DOYLE                   Director             April 28, 2014
--------------------
JOHN Q. DOYLE

PETER D. HANCOCK                Director             April 28, 2014
--------------------
PETER D. HANCOCK

KEVIN T. HOGAN                  Director             April 28, 2014
--------------------
KEVIN T. HOGAN

--------------------            Director             April   , 2014
RALPH W. MUCERINO

SID SANKARAN                    Director             April 28, 2014
--------------------
SID SANKARAN

ROBERT S.H. SCHIMEK   Director, President and Chief  April 28, 2014
--------------------        Executive Officer
ROBERT S.H. SCHIMEK

--------------------            Director             April   , 2014
MARK T. WILLIS

JOSEPH COOK          Senior Vice President and Chief April 28, 2014
--------------------        Financial Officer
JOSEPH COOK

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

GUARANTOR PRODUCT SCHEDULE - 4/29/2013

-------------------------------------------------------------------------
REGISTRANT NAME             FILE NO.
-------------------------------------------------------------------------
AGL Separate Account I      333-185839 Old Profile VA, Paradigm
811-05301                              VA, Profile VA, Trilogy
                                       VA
                            333-185827 Gallery VA
                            333-185843 The Variable Annuity
                            333-185789 Ovation VA
                            333-185817 Ovation Advisor VA
                            333-185836 Ovation Plus VA
                            333-185823 Group Immediate
                                       VA Contract (RG_RET)
                            333-185785 Group Immediate VA
                                       Contract (Vanguard)
                            333-185819 Immediate VA Contract
                                       (Vanguard Individual)
-------------------------------------------------------------------------
AGL Separate Account II     333-185833 Gallery Life
811-04867                              (Individual) VUL,
                                       Flexible Premium
                                       Variable
                                       Universal Life Group
                            333-185812 Flexible Premium
                                       Variable Universal Life
                                       Group Policy
                            333-185761 Executive Advantage VUL
                            333-185782 Polaris VUL Policies &
                                       Gemstone VUL
                            333-185830 Polaris Survivorship
                                       Life
-------------------------------------------------------------------------
USL SEPARATE ACCOUNT USL A  333-171499 Group Immediate VA
811-04865                              Contract (RG-RET)
                            333-171496 Group Immediate CA
                                       Contract (Vanguard)
                            333-171503 Old Profile VA (single
                                       premium), Gallery VA,
                                       Paradigm VA, New
                                       Profile VA (Flex
                                       Premium),
                                       Trilogy VA
                            333-171495 Ovation VA
                            333-171502 Ovation Advisor VA
                            333-171500 Ovation PLUS VA
                            333-171501 The Variable Annuity VA
-------------------------------------------------------------------------
USL SEPARATE ACCOUNT USL B  333-171493 Executive Advantage VUL
811-04865-01                333-171498 Flexible Premium
                                       Variable Universal
                                       Life Policy
                            333-171497 Gemstone Life VUL
-------------------------------------------------------------------------